                           AMERICAN PERFORMANCE FUNDS

                       SUPPLEMENT DATED OCTOBER 28, 2003
                                     TO THE
                 MONEY MARKET, BOND AND EQUITY FUNDS PROSPECTUS
                             DATED JANUARY 1, 2003

     Effective October 17, 2003, the paragraph entitled "Investment Company Securities" on page 86 is replaced in its entirety with the following:

        Each of the Bond and Equity Funds may invest up to 5% of its assets in the shares of any one investment company, but may not own more than 3% of the securities of any one registered investment company or invest more than 10% of its assets in the securities of other registered investment companies. In addition, pursuant to an exemptive order received from the Securities and Exchange Commission, each of the Bond and Equity Funds may invest up to 25% of its assets in shares of American Performance Money Market Funds.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.

                                                                   SUP-PRO 10/03

                           AMERICAN PERFORMANCE FUNDS

                       SUPPLEMENT DATED OCTOBER 28, 2003
                                     TO THE
                      STATEMENT OF ADDITIONAL INFORMATION
                     (MONEY MARKET, BOND AND EQUITY FUNDS)
                             DATED JANUARY 1, 2003

  I. Effective October 17, 2003, the paragraph entitled "Investment Company Securities" on page 11 is replaced in its entirety with the following:

        Each Fund may invest in shares of other investment companies, including the American Performance Money Market Funds. The Funds may invest up to 5% of their respective total assets in the securities of any one investment company, but may not own more than 3% of the securities of any investment company or invest more than 10% of their respective total assets in the securities of other investment companies. These investment companies typically pay an investment advisory fee out of their assets. Therefore, investments may be subject to duplicate management, advisory and distribution fees.

        Pursuant to an exemptive order, dated July 8, 2003, received from the Securities and Exchange Commission, each of the Funds, may invest up to 25% of their respective assets in shares of the American Performance Money Market Funds.

 II. The Funds' investment adviser has changed its name from Investment Concepts, Inc. to BOk Investment Advisers, Inc.

 III.The fourth paragraph under "Valuation" on page 23 is replaced in its entirety with the following:

        The Bond Funds and the Equity Funds will value securities for which the principal market is a securities exchange or an over-the-counter market at their latest available sale price (except for those securities traded on NASDAQ, which will be valued at the NASDAQ Official Closing Price) or, absent such a price, by reference to the latest available bid prices in the principal market in which such securities are normally traded. Securities, the principal market for which is not a securities exchange, will be valued based on bid quotations in such principal market. Short-term securities are valued at amortized cost, which approximates current value.

 IV. The disclosure beginning on page 29 under the heading "Distribution" is supplemented with the following:

        The Adviser and the Distributor (and their affiliates) may finance, from their own resources, certain activities intended to result in the distribution and servicing of a Funds' shares. These amounts may be in addition to amounts paid by the Funds under the Distribution and Shareholder Servicing Plan and may include payments to the Funds' investment adviser and its affiliates for such activities.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE STATEMENT OF INFORMATION FOR FUTURE REFERENCE.

                                                                   SUP-SAI 10/03